OMB APPROVAL

OMB Number:   3235-0059

Expires: February 28, 2006

Estimated average burden

hours per response. . . . .12.75

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

 Celtron International, Inc.

               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

---------------------------------------------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

---------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.):

---------------------------------------------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------------------------------------------------

(5)

Total fee paid:

--------------------------------------------------------------------------------------------------------------------

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

     [ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

---------------------------------------------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------------------------------------------------

(1)

Filing party:

---------------------------------------------------------------------------------------------------------------------

     (4)

Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------------------------------------------------

(5)

Date filed:

---------------------------------------------------------------------------------------------------------------------

Celtron International, Inc.

563 Old Pretoria Road

Midrand, South Africa S9 1658

April 21, 2004

Dear Shareholders:

The company is pleased to announce the most recent in its slate of acquisitions.  Our South African subsidiary, Orbtech Holdings Limited, has concluded its negotiations to acquire 100% of the outstanding stock of KnowledgeWorx, an E-learning and Skills Management company, as well as, 100% of the outstanding stock of Molo Africa Speech Technologies, a company Annualizing in value-added telecommunications voice services such as IVR, telephony and speech solutions. Included in the acquisitions are all intellectual property and business operations.

Sub-Saharan Africa has become the fastest-growing mobile-phone service market in the world, addressing a population base of more than 650 million. Subscriber growth increased 37% to 34.4 million in 2003 according to Gartner Dataquest, and Pyramid Research expects 57 million subscribers by 2007. Nearly $3.2 billion per year will be spent in the next 5 years building out cellular phone service according to the World Bank.

Celtron International's Mobile Services Platform encompasses asset tracking, interactive data, banking and credit, business intelligence and e-learning through voice automation. According to Gartner, 92% of all customer interactions happen over the phone. In order to meet the needs of customers, reduce costs and increase profitability, companies must invest in automating those interactions via the phone. According to Datamonitor, worldwide investments in speech recognition were $695 million in 2002, with expected growth to $1.4 billion by the end of 2004 and compounded annual growth of 25%-50% over the next 3-5 years.

The KnowledgeWorx Mobile E-learning platform will bring education and skills training to the masses in areas where these types of facilities do not exist. KnowledgeWorx has extensive experience in the Skills Management arena and has implemented systems for the management of Learnerships for Siemens SA, as well as Hewlett Packard SA (i-Community project). These systems cover all aspects of Learnership management, including Unit standard alignment, class scheduling and automated assessment, reporting and progress management, to name a few. The success of these systems is proven by the fact that i-Community appointed KnowledgeWorx to manage 100 Learnerships on the i-Community project.

Molo Speech Technologies integrates its speech-recognition engines, interactive voice response, text messaging and intelligent networking to telco networks worldwide and makes information available through modern digital media such as SMS, USSD, MMS, WAP and GPRS. Product offerings include travel information and reservations, stock quotes and trading, auto attendants and voice portals. Speech technology is being used to increase revenue by automating activities that previously required agent assistance, such as credit line increases, cross-selling and up-selling related products, news services, voice activated dialing and email reading.

The implementation of these acquisitions will further aid the growth strategy of the Celtron Group and provide another very lucrative annuity-based revenue stream. Molo has been profitable for the past 3 years showing annual profits between US $400,000 and $700,000 while KnowledgeWorx has reached break-even and will move into profits during February 2004, based on the commencement of additional contracts in this month. Collectively these companies have agreed to contribute a further gross profit of US $1 million for the 2004 fiscal year as guaranteed within the acquisition agreements.

Part of managing this corporation includes holding periodical meetings for the shareholders to vote on certain matters.  We will hold our annual meeting at our offices at 563 Old Pretoria Road, Midrand, South Africa on May 21, 2004 at 4:30 p.m. South Africa time.

I ask you to read the following material carefully, and invite you to attend the meeting in person or by proxy.

Very truly yours,

Allen Harington

--------------------------------

Allen Harington, President

THE ACCOMPANYING PROXY STATEMENT IS BEING MAILED TO SHAREHOLDERS ON APRIL 26, 2004.

Celtron International, Inc.

563 Old Pretoria Road

Midrand, South Africa S9 1658

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

May 21, 2004

4:30 P.M. SOUTH AFRICA TIME

                                                              ______________________________

NOTICE IS HEREBY GIVEN, that the 2004 Annual Meeting of Shareholders of Celtron International, Inc., a Nevada corporation ("CLTR"), will be held at 4:30 p.m. South Africa Time on May 21, 2004, at the Company’s offices at 563 Old Pretoria Road, Midrand, South Africa, to elect directors to serve until the next regularly held annual meeting, to ratify the appointment of Cordovano and Honeck as our new independent accountants, to ratify the actions of the members of the board of directors taken during the fiscal year 2003, and to transact such other business as may properly come before the 2004 Annual Meeting and any adjournment thereof.

The Company has fixed the close of business on March 31, 2004 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Allen Harington, President

Midrand, South Africa

April 21, 2004

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND

RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

CELTRON INTERNATIONAL, INC.

PROXY STATEMENT

FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2004

I. INTRODUCTION

The Board of Directors of Celtron International, Inc., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2004 Annual Meeting of Shareholders of the Company to be held at 4:30 p.m. South Africa Time on May 21, 2004, at the Company’s principal executive offices at 563 Old Pretoria Road, Midrand, South Africa S9 1658, and any adjournments thereof.

This Proxy Statement, the Notice of Annual Meeting and Proxy Card, are being mailed to shareholders on or about April 26, 2004.

 II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on March 31, 2004, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on the record date, there were * shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting, is required for the election of directors and the approval of the Company's proposal.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Annual Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by filing with the Chief Executive Officer of the Company, Mr. Allen Harington, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Annual Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting. The meeting will be chaired and conducted by Allen Harington, President.

III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of , by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address

Number of Shares

 Percentage Owned

Allen Harington(1)

 11,000,000

37.3%

Amanda Harington

Celtron Holding, Ltd.

563 Old Pretoria Road

Midrand, South Africa

Allen Harington(1)

Amanda Harington

Celtron International, Ltd.

  9,000,000

30.6%

563 Old Pretoria Road

Midrand, South Africa

Marius Jordan

 0

0

563 Old Pretoria Road

Midrand, South Africa

Ronald Andrew Pienaar

     157,500

.001%

563 Old Pretoria Road

Midrand, South Africa

Officers and

Directors as a Group

20,000,000

67.9%

- ----------

(1) Shares are owned by Celtron Holding, Ltd., a British Virgin Islands business organization.

(2) Shares are owned by Celtron International, Ltd., an International Business Organization

IV.  DIRECTORS AND EXECUTIVE OFFICERS

The members of the Board of Directors of Celtron serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.  The current executive officers and directors of Celtron are:

Name

Age                    Position

Allen A. Harrington

47            Chief Executive Officer,

    Chairman, Secretary, Director

Amanda M. Harrington

46           Chief Financial Officer

Marius Jordaan

    Director

Ron Pienaar.

42

    Director

*A summary of the experience of each Officer and Director appears below in Item VII.

V. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the compensation Celtron has paid to its Chief Executive Officer and all other executive officers for services rendered up to the period ended December 31, 2003. There were no grants of options or SAR grants given to any executive officers during the past fiscal year.

Name and Principal Position	Salary	Annual Bonus	Compensation Other Annual Compensation	Long-term Restricted stock Awards	Compensation Securities underlying options/SAR’s	LTIP Payouts	All other compensation
Amanda Harington	$15,000	0	0	0	0	0	0
Allen Harington	$37,500	0	0	0	0	0	0
Marius Jordaan	$0	0	0	0	0	0	0
Ronald Pienaar	$72,315	0	0	0	0	0	0

*Compensation is paid by the operating subsidiaries

Equity Compensation Plan Information

In June  2003, the board of directors of the Company approved the Year 2003 Employee/Consultant Stock Compensation Plan (the “Plan”).  The Plan was not submitted to shareholders of the Company for approval.  The purpose of the Plan is to further the growth of Celtron by allowing the Company to compensate employees and consultants who have provided bona fide services to the Company, though the award of common stock of the Company.  The maximum number of shares of common stock that may be issued under the Plan is 1,500,000.

The board of directors intends to adopt a similar plan for the issuance of up to 2,500,000 shares for fiscal year 2004.

The board of directors is responsible for the administration of the Plan and has full authority to grant awards under the Plan.  Awards may take the form of stock grants, options or warrants to purchase common stock.  The board of directors has the authority to determine; (a) the employees and consultants that will receive awards under the Plan, (b) the number of shares, options or warrants to be granted to each employee or consultant, (c) the exercise price, term and vesting periods, if any, in connection with an option grant, and (d) the purchase price and vesting period, if any, in connection with the granting of a warrant to purchase shares of common stock of the Company.

On June 5, as amended on June 11, 2003, the Company filed a Form S-8 with the Securities and Exchange Commission which covered the issuance of up to 2,5000,000 shares of common stock under the Plan.  As of December 31, 2003, the Company had issued a total of 1,500,000 shares under the Plan.  These shares were issued to consultants for services rendered to the Company during 2003.

The following table summarizes the Company’s equity compensation plan information as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	N/A	N/A	N/A

Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	-0-	N/A	-0-

(1)

There are no remaining shares to be issued under the plan.

VI. INDEPENDENT PUBLIC ACCOUNTANTS

Appointment of New Independent Accountant

The Company has obtained a new independent accountant due to its former independent accountant=s resignation.  The new independent accountant is: Cordovano and Honeck, P.C., 201 Steele Street, Suite 300, Denver, Colorado 80206; (303) 329-0220.  The independent accountant’s report on the financial statements for the Registrant over the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant, in his report for the past two fiscal years has included an opinion that, due to the Registrant’s lack of revenue producing assets and history of losses, there is doubt about the Registrant’s ability to continue as a going concern.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

Appointment of the new independent accountant was approved by the Company’s Audit Committee, which undertook the following actions before the appointment of the accountant:

1.

The Committee verified that the accountant was in good standing within the jurisdiction of its practice in the state of Colorado.

2.

The Committee verified that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3.

The Committee verified that the accountant was capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

Audit Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the former principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements is the sum of $12,282.00, which all related to the review and audit of Company financial statements.

Tax Fees

No fees were paid to the former accountant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

Other Fees

 No other fees were paid to the former accountant for any other services.

VII. PROPOSAL NUMBER ONE – THE ELECTION OF DIRECTORS

Directors elected at this annual meeting will serve until the next annual meeting.  The nominees for directors and their qualifications are set forth below.

Allen A. Harington.  Mr. Harington has been the Chief Executive Officer, Chairman, Secretary and Director of the company since June 20, 2001.  Since 1993, when he started his career in the technology arena he headed the formation of the company that was responsible for the design of the World's first real-time Credit Card Activated and Billed Cellular Telephone. Since then, he has been involved in the Management, Sourcing, design discussions and implementation of various Technologies and products related to the cellular industry, including serving as Managing Director of various companies which include, Widget Technologies (Pty) Ltd., Orbtech Holdings Limited, Orbtech

Tracking Systems (Pty) Ltd., which operations was ultimately grouped under one umbrella Celtron International (Plc) to complete the design and implementation of various electronic and software programs.

Amanda M. Harington.  Mrs. Harington has served as the Chief Financial Officer of the company since June 20, 2001.  Since 1997, she has also served As Assistant to the Chief Financial Officer of Widget Technologies (Pty) Ltd.,

And as bookkeeper and head of administration.  From 1993 through 1997, she served as bookkeeper to Celtron Technologies, Ltd. and its subsidiaries.  From 1990 through 1993, she served as an independent financial assistant.  From 1979 through 1990, she was employed as an Administrative Manager in Volkskas and Absa Banks.

Ronald Pienaar.  Mr. Pienaar left school before matriculating and joined the SA Railways Police in 1977. After attending police college and graduating 3rd overall, he completed his matric and Sergeants exams.  His career in the police was marked by being one of the youngest acting Sergeants in the force, a two-year stunt as an anti-hijacker with SAA, covering international flights across the globe, and being seconded to the CSIR to conduct classified research. During this period he enrolled at UNISA and completed a BA degree.

In 1982 Mr. Pienaar left the police force to join Sanlam marketing business insurance. Toward the end of 1982, he started Aquarius Personnel Consultants. In 1985 the Silver Corp Group acquired Aquarius and Mr. Pienaar served as its Human Resources manager and was Managing Director of 4 of the group subsidiaries that included National film distributors, SCL Waste Collectors and SA Souvenirs.

Mr. Pienaar left the Silver Corp Group in 1988 and he started a management consultancy practice. He also held non-executive directorships on the board of the Clear Vision Group that was later acquired by PG Glass. During this period he also acquired Clear Sound and Clear Trim from the Group, companies focused on the motor industry. In 1989 he established Sandton Motor and Aircraft Trimmers. The company was sold in 1995.

In 1989, Doctus, an International Management Consultancy Group based in the UK approached Mr. Pienaar to provide expertise in Organizational Development and process consulting. Working with Byrne Fleming he completed projects with Western Deep levels, Pep Stores nationally, the repositioning of the Ackermans Group, Epol, 15 year Free Gold strategic plan and other national groups. In November 1993 he was appointed by Kresta Hague International to head up the Retail consulting division in Europe. During this period he completed business improvement projects with Guardian Royal Exchange in London and head office in Ipswich, Martins Retail Group in the UK and RS McCall in Scotland as well as the Your-More-Store Group. During this period he completed his NLP (Neuro linguistic Programming) training to Masters Level including Indirect Hypnosis.

After returning to South Africa at the end of 1994, Mr. Pienaar was appointed as Vice President Marketing for Johnson Harvey International, a management consultancy group focuses in the mining industry. During 1995 he was recruited by Oracle Corporation where he headed the Business Consulting and Change Management division as Practice director for the ECE-MEA region (East Central Europe, Middle East and Africa). He was on the  Oracle Global Business Consulting Committee of 5 and a managing member of the Oracle Global Change Management Board. He was instrumental in the design and development of an organizational change management assessment tool and methodology in conjunction with Stanford University in California during 1997. He was responsible for global projects such as the Continental Grain Company based out of Geneva and operating across the globe, the pharmaceutical e-business solution implemented for government in the Ukraine, Hungarian Railways systems implementation, Edgars, Bateman Group and the Sanlam HR system development, to mention a few.

In May of 1998 Mr. Pienaar established Ornet Solutions as a subsidiary of MB Technologies Limited and was the major shareholder until the group acquired the company in 2001. Having identified the opportunities for information technology and more particularly mobile technology during  his management consulting, he established Mine Worx International in October 2000 to take advantage of the emerging mobile technologies market.

Marius Jordaan.  Mr. Jordan has been director of the company since June 20,2001.  He also serves as Managing Director of Polysord, Ltd. and has been acting as director of Orbtech Holdings, Ltd. since its   inception.Mr. Jordaan completed his studies through the University of Potchefstroom where he graduated as an Attorney at Law during 1988, and has been a self employed attorney of his own law firm since then.

IX. PROPOSAL NUMBER TWO : RATIFICATION OF THE ACTIONS TAKEN BY THE BOARD OF DIRECTORS DURING FISCAL YEAR 2003

Proposal Number Three is the ratification of all of the actions taken by the Board of Directors during Fiscal Year 2003, including the approval of the acquisition of MineWorx International (Pty) Ltd. and CJ Systems (Pty) Ltd.

X.PROPOSAL NUMBER THREE : RATIFICATION OF THE APPOINTMENT OF THE NEW INDEPENDENT ACCOUNTANT

Proposal Number Two is the ratification of the appointment of Cordovano and Honeck as our new independent accountant.  The Board recommends a YES vote on this proposal.

XI. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Annual Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

 XII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting of Shareholders must be received by the Company by December 31, 2004. The proposal will be presented at the Annual Meeting, and included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's next Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,

Allen Harington

-----------------------------------

Allen Harington, President

Midrand, South Africa, April 21, 2004

PROXY

The undersigned shareholder of Celtron International, Inc. (The "Company") hereby appoints Allen Harington, as proxy holder of the undersigned to attend the Annual meeting of the Company to be held on May 21, 2004, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.  You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

FOR THE ELECTION OF DIRECTORS

Allen Harington

_______ FOR

_______ AGAINST

_______ WITHHOLD

Amanda Harington

_______ FOR

_______ AGAINST

_______ WITHHOLD

Ronald Pienaar

_______ FOR

_______ AGAINST

_______ WITHHOLD

Marius Jordaan

_______ FOR

_______ AGAINST

_______ WITHHOLD

PROPOSAL NUMBER ONE: That all actions taken by the Directors during the fiscal year 2003 be ratified and approved.

_______ FOR

_______ AGAINST

_______ ABSTAIN

PROPOSAL NUMBER TWO: To ratify the appointment of Cordovano and Honeck as the Company’s new independent accountant.

_______ FOR

_______ AGAINST

_______ ABSTAIN

 PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2004.

________________________

Signature of Shareholder

________________________

Name of Shareholder

Signature of Shareholder

__________________________

Address (if different from above)

Signature of Shareholder

_______________________

Share Certificate No.

Number of Shares voted: ________________